UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2011

Vistaprint N.V.
(Exact Name of Registrant as Specified in Charter)

The Netherlands (State or Other Jurisdiction of Incorporation)	000-51539 (Commission File Number)	98-0417483 (IRS Employer Identification No.)

Hudsonweg 8
Venlo
The Netherlands (Address of Principal Executive Offices)	5928 LW (Zip Code)
Registrant’s telephone number, including area code: 31 77 850 7700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     At the Extraordinary Meeting of Shareholders of Vistaprint N.V. (“we,” “us” or “Vistaprint”) on June 30, 2011, our shareholders approved our 2011 Equity Incentive Plan (the “Plan”). Our Supervisory Board and Management Board administer the Plan, which allows us to grant incentive stock options, non-statutory share options, share appreciation rights, restricted shares, restricted share units and other awards based on our ordinary shares to employees, officers, directors, consultants and advisors of Vistaprint and its subsidiaries. Subject to adjustment in the event of stock splits, stock dividends and other similar events, we may make awards under the Plan for up to 6,300,000 of our ordinary shares plus an additional number of ordinary shares equal to the number of ordinary shares subject to awards that were outstanding on June 30, 2011 under our Amended and Restated 2005 Equity Incentive Plan and that subsequently expire, terminate or are otherwise surrendered, canceled or forfeited.

Item 5.07.	Submission of Matters to a Vote of Security Holders
     Vistaprint held an Extraordinary General Meeting of Shareholders on June 30, 2011, at which our shareholders approved the following proposals presented for consideration at the meeting. There were 43,100,119 ordinary shares of Vistaprint issued, outstanding and eligible to vote at the record date of June 2, 2011.
     (1) The approval of our 2011 Equity Incentive Plan;
     (2) The appointment of Katryn Blake as a member of our Management Board to serve for a term of four years ending on the date of our annual general meeting of shareholders in 2015;
     (3) The appointment of Donald Nelson as a member of our Management Board to serve for a term of four years ending on the date of our annual general meeting of shareholders in 2015;
     (4) The appointment of Nicholas Ruotolo as a member of our Management Board to serve for a term of four years ending on the date of our annual general meeting of shareholders in 2015; and
     (5) The appointment of Ernst Teunissen as a member of our Management Board to serve for a term of four years ending on the date of our annual general meeting of shareholders in 2015.
     The voting results for each proposal are as follows:

Proposal	Votes FOR	Votes AGAINST	Abstentions		Broker Non-Votes
Approval of 2011 Equity Incentive Plan	32,623,326	4,495,668	214,768		0
Appointment of Katryn Blake	37,147,635	21,444	164,683	*	0
Appointment of Donald Nelson	37,139,823	23,905	170,034	*	0
Appointment of Nicholas Ruotolo	37,140,386	23,480	169,896	*	0
Appointment of Ernst Teunissen	37,144,559	22,427	166,776	*	0
*	In the case of the appointment of Management Board members, an abstention was considered a vote FOR the other nominee for each position named in our proxy statement dated June 8, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2011	VISTAPRINT N.V.
	By:	/s/Lawrence A. Gold
Lawrence A. Gold
Senior Vice President, General Counsel and Secretary